EXHIBIT 99.1

KORE Receives NYSE Notice Regarding Late Form 10-K Filing

ATLANTA (April 22, 2025) – KORE Group Holdings, Inc. (NYSE: KORE) (“KORE” or the “Company”), a global leader in Internet of Things ("IoT") solutions and pioneering IoT hyperscaler, on April 16, 2025, received a notice (the “Notice”) from the New York Stock Exchange (the “NYSE”) that the Company is not in compliance with Section 802.01E of the NYSE Listed Company Manual as a result of its failure to timely file its Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “Form 10-K”), with the Securities and Exchange Commission (the “SEC”).

The Notice has no immediate effect on the listing of the Company’s common stock on the NYSE. The Notice informed the Company that, under NYSE rules, the Company has six months from April 15, 2025 to regain compliance with the NYSE listing standards by filing the Form 10-K with the SEC. The NYSE further noted that, if the Company fails to file the Form 10-K within the six-month period, the NYSE may grant, at its sole discretion, an extension of up to six additional months for the Company to regain compliance, depending on the specific circumstances. The Notice also notes that the NYSE may nevertheless commence delisting proceedings at any time if it deems that the circumstances warrant.

As previously disclosed in the Company’s Notification of Late Filing on Form 12b-25 filed with the SEC on April 1, 2025, the Company was unable to file the Form 10-K within the prescribed period because additional time, resources and effort are required to complete work related to its financial reporting and closing procedures. KORE currently anticipates filing the Form 10-K on April 30, 2025.

About KORE

KORE is a pioneer, leader, and trusted advisor delivering mission critical IoT solutions and services. We empower organizations of all sizes to improve operational and business results by simplifying the complexity of IoT. Our deep IoT knowledge and experience, global reach, purpose-built solutions, and deployment agility accelerate and materially impact our customers’ business outcomes. For more information, visit korewireless.com.

Cautionary Note on Forward-Looking Statements

This press release includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," "should," "would," "plan," "predict," "potential," "seem," "seek," "future," "outlook," and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include statements regarding the anticipated timing of the Company’s filing of the Form 10-K. These forward-looking statements are subject to a number of factors and uncertainties that could cause the Company’s actual results, performance, liquidity or achievements to differ materially from those expressed in or contemplated by the forward-looking statements. Such factors include, but are not limited to, the risk that additional or different information may become known prior to the expected filing of the periodic report described herein. Other risk factors affecting the Company are discussed in the Company’s filings with the SEC available at www.sec.gov. The Company cautions you that the list of risk factors included in the Company’s SEC filings may not contain all of the material factors that are important to you. In addition, in light of these risks and uncertainties, the matters referred to in the forward-looking statements contained in this press release may not in fact occur. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as otherwise required by law.

KORE Investors Contact:
Vik Vijayvergiya
Vice President, IR, Corporate Development and Strategy
vvijayvergiya@korewireless.com
(770) 280-0324